SECURITY AGREEMENT


               This SECURITY AGREEMENT (as amended, supplemented or modified from time to time, this "Security Agreement") is made as of September 3, 1995 (the "Effective Date") and is between VALUE ADDED FOOD SERVICES, INC., a Maryland corporation (the "Buyer"), and DUTTERER'S OF MANCHESTER CORPORATION, a Maryland corporation (the "Seller").


                                     RECITALS

               The Buyer and the Seller propose to enter into certain agreements including, without limitation, a Bill of Sale, a Note, an Assumption of Liabilities and Obligations, and a Closing Agreement, each dated the Effective Date (as the same may be amended, supplemented or modified from time to time and including this Agreement and any agreement extending the maturity of, financing or otherwise structuring all or any portion of the obligations under such agreements or any successor agreement, collectively, the "Transaction Documents"). To induce the Seller to enter into the Transaction Documents and to secure the Buyer's obligations under the Note and the other Transaction Documents, the Buyer hereby agrees with the Seller as follows:

                                    ARTICLE I
                                   DEFINITIONS

               Section 1.1. Definitions. Terms used herein and not defined which are defined in the Note and the other Transaction Documents have for the purposes hereof the meanings set forth therein, and the following terms, as used herein, have the following meanings:

               "Account Debtor" means, with respect to any Receivable or Other Intangible, any Person obligated to make payment thereunder, including without limitation any account debtor thereon.

               "Business" means the business and assets conveyed to the Buyer pursuant to the Transaction Documents.

               "Collateral" has the meaning set forth in Section 2.1.

               "Equipment" means all equipment of the Business, including all items of machinery, equipment, furnishings and fixtures of every kind, whether affixed to real property or not, as well as all automobiles, trucks and vehicles of every description, trailers, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories, whether installed thereon or affixed thereto, and all fuel for any thereof.

               "Inventory" means all inventory of the Business, including (i) all goods and other personal property which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Buyer's business, (ii) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading, (iii) all of the Buyer's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services and (iv) all of the Buyer's rights as an unpaid seller, including rescission, replevin, reclamation and stopping in transit.

               "Obligations" means (i) all amounts now or hereafter payable by the Buyer to the Seller on the Note and (ii) all other obligations, responsibilities or liabilities now or hereafter payable or performable by the Buyer under, arising out of or in connection with the Transaction Documents.

               "Other Intangibles" means all accounts, accounts receivable, contract rights, documents, instruments, chattel paper, money and general intangibles of the Business, without limitation, all customer lists, permits, federal and state tax refunds, reversionary interests in pension plan assets, trademarks, patents, licenses, copyrights and other rights in intellectual property, other than Receivables.

               "Proceeds" means all proceeds, including (i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, (ii) any and all payments or other property (in any form whatsoever) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to the Buyer with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of any of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of any governmental authority), (iv) any claim of the Buyer against third parties for past, present or future infringement of any patent or for past, present or future infringement or dilution of any trademark or for injury to the goodwill associated with any trademark or for the breach of any license and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

               "Receivables" means, with respect to the Business, all accounts now or hereafter owing to the Buyer, and all accounts receivable, contract rights, documents, instruments or chattel paper representing amounts payable or monies due or to become due to the Buyer, arising from the sale of Inventory or the rendition of services in the ordinary course of business or otherwise (whether or not earned by performance), together with all Inventory returned by or reclaimed from customers wherever such Inventory is located, and all guaranties, securities and liens held for the payment of any such account, account receivable, contract right, document, instrument or chattel paper.

               "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Maryland; provided, however, that if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted to the Seller hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Maryland, as applicable, then, as to the validity or perfection of such security interest, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction.

               Section 1.2. UCC Definitions. The uncapitalized terms "account", "account debtor", "bill of lading", "chattel paper", "contract right", "document", "document of title", "equipment", "general intangible", "instrument", "inventory", "money", "proceeds", "purchase money security interest" and "warehouse receipt" as used in Section 1.1 or elsewhere in this Security Agreement have the respective meanings set forth in the UCC.


                                 ARTICLE II
                             SECURITY INTERESTS

               Section 2.1. Grant of Security Interests. To secure the due and punctual payment of all Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the due and punctual performance of all of the obligations of the Buyer contained in the Note and the other Transaction Documents and to induce the Seller to enter into the Transaction Documents and to finance the purchase in accordance with the terms thereof, the Buyer hereby grants to the Seller a security interest in all of the Buyer's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"):

               (i)    all Receivables;

               (ii)   all Other Intangibles;

               (iii)  all Equipment;

                (iv)  all Inventory;

                 (v) to the extent not included in the foregoing, all books, ledgers and records and all computer programs, tapes, discs, punch cards, data processing software, transaction files, master files and related property and rights (including computer and peripheral equipment) necessary or helpful in enforcing, identifying or establishing any item of Collateral; and

                (vi) to the extent not included in the foregoing, all Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

               Section 2.2. Continuing Liability of the Buyer. The Buyer shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral. The Seller shall not have any obligation or liability under any such contract, agreement, warranty or other obligation by reason of or arising out of this Security Agreement and shall not be required to perform or fulfill any of the obligations of the Buyer with respect to the Collateral.

               Section 2.3.   Sales and Collections.

               (a) The Buyer is authorized to sell the Inventory in the ordinary course of its business for fair value and on an arm's-length basis and to use and consume any raw materials, supplies and materials in the ordinary course of its business. The Seller may, upon the occurrence of an Event of Default, as defined in the Term Note of even date herewith, without cause or notice, curtail or terminate such authority at any time.

               (b) The Buyer is authorized to collect amounts owing to it with respect to the Collateral; provided, however, that the Seller may at any time (regardless of whether or not an Event of Default shall have occurred) notify Account Debtors obligated to make payments under the Receivables or Other Intangibles that the Seller has a security interest in such Collateral and instruct such Account Debtors that payments are to be made directly to the Seller. The Buyer will, upon the request of the Seller at any time, so notify and instruct such Account Debtors and use all reasonable efforts to cause each Account Debtor to comply with the foregoing instruction.

               Section 2.4. Release of Collateral. The Seller will, upon payment in full of the Obligations (and upon notice from the Buyer but at the expense of the Buyer), send the Buyer, for each jurisdiction in which a UCC financing statement is on file to perfect the security interests granted to the Seller hereunder, a termination statement to the effect that the Seller no longer claims a security interest under such financing statement.


                              ARTICLE III
                    REPRESENTATIONS AND WARRANTIES

               The Buyer represents and warrants that:

               Section 3.1. Title to Collateral. Except for the security interests granted to the Seller hereunder, the Buyer is the sole owner of each item of the Collateral, having good and marketable title thereto, free and clear of any and all Liens.

               Section 3.2. Enforceability of Receivables and Other Intangibles. To the best knowledge of the Buyer, each Receivable and Other Intangible is a valid and binding obligation of the related Account Debtor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and complies with any applicable legal requirements.

               Section 3.3. Place of Business. Schedule 3.3 correctly sets forth the Buyer's chief executive office and principal place of business and the offices of the Buyer where records concerning the Receivables and the Other Intangibles are kept.

               Section 3.4. Location of Collateral. Schedule 3.4 correctly sets forth the location of all Equipment and Inventory, other than rolling stock, goods in transit and Inventory sold in the ordinary course of business as permitted by this Agreement.

               Section 3.5. Trade Names. Schedule 3.5 correctly sets forth all trade names, division names, assumed names or other names under which the Buyer transacts, will transact, or within the four-month period prior to the date hereof has transacted, business.

               Section 3.6. Patents and Trademarks. The Buyer does not have any patents, patent licenses, trademarks or trademark licenses.


                                 ARTICLE IV
                                 COVENANTS

               The Buyer agrees that so long as the Seller is committed to make the Loan or any Obligation remains unpaid:

               Section 4.1. Perfection of Security Interests. The Buyer will, at it expense, cause UCC financing statements and continuation statements to be filed and to be on file in all applicable jurisdictions as required to perfect the security interests granted to the Seller hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC and cause all such financing statements and continuation statements to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered thereby. In the event that any amount payable under or in connection with any of the Collateral shall be or shall become evidenced by any promissory note or other instrument, the Buyer will immediately pledge and deliver such note or other instrument to the Seller as part of the Collateral, duly endorsed in a manner satisfactory to the Seller. The Buyer will, from time to time and at its expense, execute, deliver, file and record such financing statements pursuant to the UCC, applications for certificates of title and other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Seller may reasonably request, to create, preserve, perfect, confirm or validate the security interests granted to the Seller hereunder, to enable the Seller to obtain the full benefits of this Security Agreement or to enable the Seller to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral, and will use its best efforts to obtain such waivers from landlords and mortgagees as the Seller may request. To the fullest extent permitted by law, the Buyer authorizes the Seller to sign and file financing statements and continuation statements and amendments thereto with respect to the Collateral without the Buyer's signature thereon.

               Section 4.2. Change of Name, Identity or Structure. The Buyer will not change its name, identity or corporate structure in any manner and, except as set forth on Schedule 3.5, will not conduct its business under any trade, assumed or fictitious name unless it shall have given the Seller at least thirty days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Seller to amend any financing statement or continuation statement relating to the security interests granted to the Seller hereunder to preserve such security interests and to effectuate or maintain the priority thereof against all Persons.

               Section 4.3. Place of Business and Collateral. The Buyer will not change the location of (i) its places of business, (ii) its chief executive office or (iii) the office or other locations where it keeps or holds any Collateral or any records relating thereto from the applicable location listed on Schedule 3.3 or 3.4 unless, prior to such change, it notifies the Seller of such change, makes all UCC filings required by Section
4.1 and takes all other action necessary or that the Seller may reasonably request to preserve, perfect, confirm and protect the security interests granted to the Seller hereunder. The Buyer will in no event change the location of any Collateral if such change would cause the security interest granted to the Seller hereunder in such Collateral to lapse or cease to be perfected.

               Section 4.4.   Maintenance of Records. The Buyer will
keep and maintain at its own expense complete books and records relating to the Collateral which are satisfactory to the Seller including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all of its other dealings with the Collateral.

               Section 4.5. Limitation on Liens on Collateral. The Buyer will not create, permit or suffer to exist, and will defend the Collateral and the Buyer's rights with respect thereto against and take such other action as is necessary to remove, any Lien with respect to the Collateral other than the security interests created hereunder and except for Permitted Liens.

               Section 4.6. Limitations on Modifications of Receivables and Other Intangibles; No Waivers or Extensions. The Buyer will not (i) amend, modify, terminate or waive any provision of any Receivable or Other Intangible in any manner that might have a materially adverse effect on the value of such Receivable or Other Intangible, (ii) fail to exercise promptly and diligently each and every material right which it may have under any Receivable or Other Intangible or (iii) fail to deliver to the Seller a copy of each material demand, notice or document received by it relating in any way to any Receivable or Other Intangible. The Buyer will not, without the Seller's prior written consent, grant any extension of the time for payment of any Receivable or amounts due under any Other Intangible, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon other than trade discounts granted in the normal course of business, except such as in the reasonable judgment of the Buyer are advisable to enhance the collectibility thereof.

               Section 4.7. Maintenance of Insurance. The Buyer will maintain with financially sound and reputable insurance companies licensed to do business in the State of Maryland insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar business for an amount satisfactory to the Seller and (ii) insuring the Buyer and the Seller against liability for personal injury arising from, and property damage relating to, such Inventory and Equipment, such policies to be in such form and to cover such amounts as may be satisfactory to the Seller, with losses payable to the Buyer and the Seller as their respective interests may appear.

               Section 4.8. Limitations on Dispositions of Collateral. The Buyer will not directly or indirectly (through the sale of stock, merger or otherwise), without the prior written consent of the Seller, sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (i) sales of Inventory in the ordinary course of its business for fair value in arm's-length transactions and (ii) so long as no Default has occurred and is continuing, dispositions in a commercially reasonable manner of Equipment which has become redundant, worn out or obsolete or which should be replaced so as to improve productivity (so long as the proceeds of any such disposition are (A) used to acquire replacement equipment which has comparable or better utility and equivalent or better value and which is subject to a first priority security interest in favor of the Seller therein, except for Permitted Liens, or (B) applied to repay the Obligations). The inclusion of Proceeds of the Collateral under the security interests granted to the Seller hereunder shall not be deemed a consent by the Seller to any sale or disposition of any Collateral other than as permitted by this Section 4.8.

               Section 4.9. Right of Inspection. The Seller shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Buyer, and the Seller or its representatives may examine the same, take extracts therefrom, make photocopies thereof and have such discussions with officers, employees and public accountants of the Buyer as the Seller may deem necessary, and the Buyer agrees to render to the Seller, at the Buyer's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Seller and its representatives shall at all times have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or protecting the interests of the Seller therein.

               Section 4.10. Maintenance of Equipment. The Buyer will, at its expense, generally maintain the Equipment in good operating condition, ordinary wear and tear excepted.

               Section 4.11. Reimbursement Obligation. Should the Buyer fail to comply with the provisions of the Transaction Documents, this Security Agreement or any other agreement relating to the Collateral such that the value of any Collateral or the validity, perfection, rank or value of any security interest granted to the Seller hereunder or thereunder is thereby diminished or potentially diminished or put at risk (as reasonably determined by the Seller), the Seller on behalf of the Buyer may, but shall not be required to, effect such compliance on behalf of the Buyer, and the Buyer shall reimburse the Seller for the cost thereof on demand, and interest shall accrue on such reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the rate of interest on the Note.


                                 ARTICLE V
                      REMEDIES; RIGHTS UPON DEFAULT

               Section 5.1. UCC Rights. If any Event of Default (as defined in the Note) shall have occurred, the Seller may in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Seller at law or in equity.

               Section 5.2. Payments on Collateral. Without limiting the rights of the Seller under any other provision of the Security Agreement, if an Event of Default shall occur and be continuing:

                      (i) all payments received by the Buyer under or in connection with any of the Collateral shall be held by the Buyer in trust for the Seller, shall be segregated from other funds of the Buyer and shall forthwith upon receipt by the Buyer be turned over to the Seller, in the same form as received by the Buyer (duly indorsed by the Buyer to the Seller, if required to permit collection thereof by the Seller); and

                     (ii) all such payments received by the Seller (whether from the Buyer or otherwise) may, in the sole discretion of the Seller, be held by the Seller as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Seller to the payment of the expenses and Obligations as set forth in Section 5.10.

               Section 5.3. Possession of Collateral. In furtherance of the foregoing, the Buyer expressly agrees that, if an Event of Default shall occur and be continuing, the Seller may (i) by judicial powers, or without judicial process if it can be done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to the Seller seize and remove such Collateral from such premises and (ii) have access to and use of the Buyer's books and records relating to such Collateral.

               Section 5.4.  Sale of Collateral.

               (a) The Buyer expressly agrees that if an Event of Default shall occur and be continuing, the Seller, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to the Buyer or any other Person (all of which demands and/or notices are hereby waived by the Buyer), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Seller or elsewhere in such manner as is commercially reasonable and as the Seller may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Seller shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. The Buyer further agrees, at the Seller's request, to assemble the Collateral, and to make it available to the Seller at places which the Seller may reasonably select. To the extent permitted by applicable law, the Buyer waives all claims, damages and demands against the Seller arising out of the foreclosure, repossession, retention or sale of the Collateral.

               (b) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold in a recognized market, the Seller shall give the Buyer ten days written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Seller shall not be required or obligated to make any such sale pursuant to any such notice. The Seller may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Seller until the selling price is paid by the purchaser thereof, but the Seller shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

               Section 5.5. Rights of Purchasers. Upon any sale of the Collateral (whether public or private), the Seller shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Seller) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of the Buyer, and the Buyer, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, the right to redeem the Collateral under
Section 9-506 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

               Section 5.6.  Additional Rights of the Seller.

               (a) The Seller shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Security Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

               (b) The Seller shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Seller) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Seller, and the Buyer irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

               Section 5.7.  Remedies Not Exclusive.

               (a) No remedy conferred upon or reserved to the Seller in this Security Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

               (b) If the Seller shall have proceeded to enforce any right, remedy or power under this Security Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Seller, the Buyer and the Seller shall, subject to any determination in s uch proceeding, severally and respectively be restored to their former positions and rights under this Security Agreement, and thereafter all rights, remedies and powers of the Seller shall continue as though no such proceedings had been taken.

               (c) All rights of action under this Security Agreement may be enforced by the Seller without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Seller shall be brought in its name and any judgment shall be held as part of the Collateral.


               Section 5.8.  Waiver and Estoppel.

               (a) The Buyer, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Security Agreement and the Buyer hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Seller in this Security Agreement but will permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 5.8 shall be construed as a waiver of any rights of the Buyer under any applicable federal bankruptcy law.

               (b) The Buyer, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Security Agreement and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

               (c) The Buyer, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder) in connection with this Security Agreement and any action taken by the Seller with respect to the Collateral.

               Section 5.9. Power of Attorney. The Buyer hereby irrevocably constitutes and appoints the Seller, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Buyer and in the name of the Buyer or in its own name, from time to time in the Seller's reasonable discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Seller the power and right, on behalf of the Buyer, without notice to or assent by the Buyer to do the following:

                      (i) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

                     (ii) to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                    (iii) upon the occurrence and continuance of any Event of Default and otherwise to the extent provided in this Security Agreement, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Seller or as the Seller shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Buyer with respect to any Collateral; (F) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Seller may deem appropriate;
(G) to assign any Patent or Trademark (along with the goodwill of the business to which such Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Seller shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Seller were the absolute owner thereof for all purposes, and to do, at the Seller's option and the Buyer's expense, at any time, or from time to time, all acts and things which the Seller deems necessary to protect, preserve or realize upon the Collateral and the Seller's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Buyer might do.

               The Buyer hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

               Section 5.10. Application of Proceeds. The Seller shall retain the net proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral and, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care and safekeeping of any or all of the Collateral or in any way relating to the rights of the Seller hereunder, including reasonable attorneys' fees and legal expenses, apply such net proceeds to the payment in whole or in part of the Obligations in such order as the Seller may elect, the Buyer remaining liable for any amount remaining unpaid (and any attorneys fees paid by the Seller in collecting such deficiency) after such application. Only after applying such net proceeds and after the payment by the Seller of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Seller account for the surplus, if any, to the Buyer or to whomsoever may be lawfully entitled to the same.


                                ARTICLE VI
                              MISCELLANEOUS

               Section 6.1. Notices. All notices, requests and other communications to a party hereunder shall be in writing and shall be given to such party at its address set forth on the signature page hereof or such other address as such party may hereafter specify for that purpose by notice to the other. Each such notice, request or other communication shall be effective when delivered by overnight courier at the address specified in this Section 6.1.

               Section 6.2. No Waivers. No failure or delay by the Seller in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               Section 6.3.   Expenses.  The Buyer shall pay all
out-of-pocket expenses of the Seller, including the reasonable fees and disbursements of its counsel, in connection with the administration, sale or other disposition of Collateral hereunder or the preservation, protection or defense of the rights of the Seller in and to the Collateral.

               Section 6.4. Amendments and Waivers. Any provision of this Security Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Buyer and the Seller.

               Section 6.5. Successors and Assigns. The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Buyer may not assign or otherwise transfer any of its rights under this Security Agreement without the prior written consent of the Seller.

               Section 6.6. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, except as otherwise provided herein.

               Section 6.7. Counterparts; Effectiveness. This Security Agreement may be signed in any number of counte rparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Security Agreement shall become effective when the Seller shall have received counterparts hereof signed by both parties.

               Section 6.8. Indemnification. The Buyer shall at all times hereafter indemnify, hold harmless and, on demand, reimburse the Seller, its subsidiaries, affiliates, successors, assigns, officers, directors, employees and agents, and their respective heirs, executors, administrators, successors and assigns (all of the foregoing parties, including, but not limited to, the Seller, being hereinafter collectively referred to as the "Indemnities" and individually as an "Indemnitee") from, against and for any and all liabilities, obligations, claims, damages, actions, penalties, causes of action, losses, judgments, suits, costs, expenses and disbursements, including, without limitation, attorney's fees (any and all of the foregoing being hereinafter collectively referred to as the "Liabilities" and individually as a "Liability") which the Indemnitees, or any of them, might be or become subjected, by reason of, or arising out of the preparation, execution, delivery, modification, administration or enforcement of, or performance of the Seller's rights under, this Security Agreement or any other document, instrument or agreement contemplated hereby or executed in connection herewith; provided, however, that the Buyer shall not be liable to any Indemnitee for any Liability caused solely by the gross negligence or willful misconduct of such Indemnitee. In no event shall any Indemnitee, as a condition to enforcing its rights under this Section 6.8 or otherwise, be obligated to make a claim against any other Person (including, without limitation, the Seller) to enforce its rights under this Section 6.8.

               Section 6.9. Amendments, Supplements and Waivers. The parties hereto may, from time to time, enter into written agreements supplemental hereto for the purpose of adding any provisions to this Security Agreement, waiving any provisions hereof or changing in any manner the rights of the parties.

               Section 6.10.  Limitation of Law; Severability.

               (a) All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

               (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

               Section 6.11. Termination; Survival. This Security Agreement shall terminate when the security interests granted hereunder have terminated and the Collateral has been released as provided in Section 2.5, provided, however, that the obligations of the Buyer under Sections 4.11, 6.3 and 6.8 shall survive any such termination.

               IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                   VALUE ADDED FOOD SERVICES, INC.,
                                     a Maryland corporation


                                  By:  Vernon W. Mules          (SEAL)
                                       Vice President
                                           (Signature)

                                             2700 Lord Baltimore Drive
                                             Baltimore, Maryland   21244



                                   DUTTERER'S OF MANCHESTER CORP.,
                                     a Maryland corporation


                                   By:  Steven C. Houfek        (SEAL)
                                        Authorized Agent
                                           (Signature)

                                             2410 Wesley Street
                                             Portsmouth, Virginia  23707





       The parties acknowledge that Value Added Food Services, Inc. intends to transfer some or all of the assets of the Business to Dutter's Foods, Inc., a Maryland corporation and subsidiary of the Buyer. In the event of such transfer(s), Dutter's Foods, Inc. hereby agrees to be bound the terms of this Security Agreement to the same extent as Value Added Food Services, Inc.

                                  DUTTER'S FOODS, INC.
                                    a Maryland corporation

                                  By:  Vernon W. Mules          (SEAL)
                                       President
                                           (Signature)



                                             2700 Lord Baltimore Drive
                                             Baltimore, Maryland   21244




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